UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 23, 2006

Digital Recorders, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	1-13408 (Commission File Number)	56-1362926 (IRS Employer Identification No.)
5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code (214) 378-8992
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     Effective May 24, 2006, David N. Pilotte, the Company’s Chief Financial Officer and Chief Operating Officer — North Carolina Operations, has relinquished the COO responsibilities in order to devote full time and effort to the CFO’s role.
ITEM 7.01. Regulation FD
     Effective May 24, 2006, David N. Pilotte, the Company’s Chief Financial Officer and Chief Operating Officer — North Carolina Operations, has relinquished the COO responsibilities in order to devote full time and effort to the CFO’s role.
Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RECORDERS, INC.
Date: May 23, 2006	By:	/s/ DAVID N. PILOTTE
David N. Pilotte
Chief Financial Officer